UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 21, 2025
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DANAHER CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
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Delaware		001-08089	59-1995548
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

2200 Pennsylvania Avenue, N.W.,			20037-1701
Suite 800W
Washington,	DC
(Address of Principal Executive Offices)			(Zip Code)
202-828-0850
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	DHR	New York Stock Exchange
0.200% Senior Notes due 2026	DHR/26	New York Stock Exchange
2.100% Senior Notes due 2026	DHR 26	New York Stock Exchange
1.200% Senior Notes due 2027	DHR/27	New York Stock Exchange
0.450% Senior Notes due 2028	DHR/28	New York Stock Exchange
2.500% Senior Notes due 2030	DHR 30	New York Stock Exchange
0.750% Senior Notes due 2031	DHR/31	New York Stock Exchange
1.350% Senior Notes due 2039	DHR/39	New York Stock Exchange
1.800% Senior Notes due 2049	DHR/49	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
On July 21, 2025, Matthew M. McGrew, Executive Vice President and Chief Financial Officer of Danaher Corporation (the “Company” or “Danaher”), notified the Company that he plans to relinquish his role as Chief Financial Officer as of February 28, 2026, after which he will continue as an Executive Vice President of the Company. Effective February 28, 2026, Matthew E. Gugino will succeed Mr. McGrew as Executive Vice President-Chief Financial Officer. Mr. Gugino, 43, currently serves as Danaher’s Vice President-Corporate FP&A and Group CFO with responsibility for the Life Sciences Innovations businesses. Since joining Danaher in 2013, Mr. Gugino has served in a series of progressively more responsible positions in the Company’s finance and investor relations organizations, including as Vice President-Investor Relations from 2014 to March 2022. He assumed the FP&A portion of his current role in July 2019 and the Group CFO portion of his current role in April 2021.
In connection with Mr. Gugino’s promotion, on July 21, 2025, the Compensation Committee of Danaher’s Board of Directors approved the following changes to Mr. Gugino’s compensation, as set forth in a letter agreement subsequently entered into between the Company and Mr. Gugino as of July 21, 2025 (“Letter Agreement”):
•effective as of July 21, 2025, Mr. Gugino’s annual base salary rate increases to $700,000 and his target bonus percentage under the Company’s annual cash incentive compensation program for the remainder of the year increases to 90%;
•Mr. Gugino will receive an equity award in November 2025 (representing a pro-rated portion of a higher annual award value) with a target dollar value of $1,750,000, to be split equally between stock options and time-vesting restricted stock units;
•effective as of February 28, 2026, Mr. Gugino’s annual base salary rate will increase to $825,000 and he will participate in the Company’s annual executive cash incentive compensation program with a target bonus percentage of 115%;
•the target dollar value of equity compensation to be awarded to Mr. Gugino in 2026 (to be awarded in accordance with the Company’s standard procedures and timing for annual executive officer equity awards) will be $4,200,000, to be split equally between stock options and performance stock units; and
•pursuant to the Company’s Senior Leaders Severance Pay Plan, the total amount of severance pay for which Mr. Gugino would be eligible upon a qualifying termination would be equal to his annual base salary at the time of termination.
As of February 28, 2026, Mr. Gugino will also be entitled to personal use of the Danaher aircraft up to $50,000 annually, reimbursement for financial/tax planning and tax preparation services in an amount not to exceed $15,000 annually, parking, an annual physical and tickets to sports and entertainment events.
In connection with Mr. Gugino’s promotion and the changes in his compensation set forth above, the Company and Mr. Gugino also entered into an Agreement Regarding Competition and Protection of Proprietary Interests as of July 21, 2025 (the “Protection of Proprietary Interests Agreement”). Under this agreement, during and for specified periods after Mr. Gugino’s employment with the Company, subject to certain customary exceptions, he is prohibited from disclosing or improperly using any of the Company’s confidential information; making any disparaging comments about the Company; competing with the Company; selling to or soliciting purchases from the Company’s customers and prospective customers with respect to products and services about which he has particular knowledge or expertise; hiring or soliciting any of the Company’s current or recent employees, or otherwise assisting or encouraging any of the Company’s employees to leave; interfering with the Company’s vendor relationships; or developing competing products or services. Mr. Gugino also agrees that with limited exceptions all intellectual property that he develops in connection with his employment with the Company belongs to the Company, and assigns the Company all rights he may have in any such intellectual property.
The foregoing descriptions of the Letter Agreement and Protection of Proprietary Interests Agreement are qualified in their entirety by reference to the full text of such agreements, which are attached as Exhibit 10.1 and Exhibit 10.2, respectively, to this report and incorporated in this report by reference.
There are no transactions in which Mr. Gugino has an interest requiring disclosure under Item 404(a) of Regulation S-K.
In addition, in connection with the change of Mr. McGrew’s role, on July 21, 2025 Danaher’s Compensation Committee approved the following changes to Mr. McGrew’s compensation:
•effective as of February 28, 2026, Mr. McGrew’s annual base salary rate will be $700,000 and his target bonus percentage under the Company’s annual cash incentive compensation program will be 125%; and

•the target dollar value of equity compensation to be awarded to Mr. McGrew in 2026 (to be awarded in accordance with the Company’s standard procedures and timing for annual executive officer equity awards) will be $2,500,000, to be split equally between stock options and time-vested restricted stock units.
The Company issued a press release on July 22, 2025 announcing the anticipated CFO transition. A copy of the press release is attached as Exhibit 99.1 to this report and incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits:

Exhibit No.	Description

10.1	Letter Agreement by and between Danaher Corporation and Matthew Gugino dated July 21, 2025*

10.2	Agreement Regarding Competition and Protection of Proprietary Interests by and between Danaher Corporation and Matthew Gugino dated July 21, 2025*

99.1	Press release - "Danaher Announces Transition Plan for Chief Financial Officer"

104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101)

*	Indicates management contract or compensatory plan, contract or arrangement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANAHER CORPORATION

Date:	July 22, 2025	By:	/s/ James F. O’Reilly
James F. O’Reilly
Senior Vice President, Deputy General Counsel and Secretary; Chief Sustainability Officer